Exhibit 99.1(b) Celanese Q2 2018 Earnings Thursday, July 19, 2018 Conference Call / Webcast Friday, July 20, 2018 10:00 a.m. Eastern Time Mark Rohr, Chairman and Chief Executive Officer Scott Richardson, SVP and Chief Financial Officer © Celanese Celanese Corporation 1

Important Information Forward-Looking Statements This presentation contains "forward-looking statements," which include information concerning the Company's plans, objectives, goals, strategies, future revenues, synergies, performance, capital expenditures, financing needs and other information that is not historical information. All forward-looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct. There are a number of risks and uncertainties that could cause actual results to differ materially from the results expressed or implied in the forward-looking statements contained in this presentation. These risks and uncertainties include, among other things: changes in general economic, business, political and regulatory conditions in the countries or regions in which we operate; the length and depth of product and industry business cycles, particularly in the automotive, electrical, textiles, electronics and construction industries; changes in the price and availability of raw materials, particularly changes in the demand for, supply of, and market prices of ethylene, methanol, natural gas, wood pulp and fuel oil and the prices for electricity and other energy sources; the ability to pass increases in raw material prices on to customers or otherwise improve margins through price increases; the ability to maintain plant utilization rates and to implement planned capacity additions and expansions; the ability to reduce or maintain current levels of production costs and to improve productivity by implementing technological improvements to existing plants; the ability to identify desirable potential acquisition targets and to consummate acquisition or investment transactions consistent with the Company's strategy; increased price competition and the introduction of competing products by other companies; market acceptance of our technology; the ability to obtain governmental approvals and to construct facilities on terms and schedules acceptable to the Company; changes in tariffs, tax rates or legislation; changes in the degree of intellectual property and other legal protection afforded to our products or technologies, or the theft of such intellectual property; compliance and other costs and potential disruption or interruption of production or operations due to accidents, interruptions in sources of raw materials, cyber security incidents, terrorism or political unrest or other unforeseen events or delays in construction or operation of facilities, including as a result of geopolitical conditions, the occurrence of acts of war or terrorist incidents or as a result of weather or natural disasters; potential liability for remedial actions and increased costs under existing or future environmental regulations, including those relating to climate change; potential liability resulting from pending or future litigation, or from changes in the laws, regulations or policies of governments or other governmental activities in the countries in which we operate; changes in currency exchange rates and interest rates; our level of indebtedness, which could diminish our ability to raise additional capital to fund operations or limit our ability to react to changes in the economy or the chemicals industry; and various other factors discussed from time to time in the Company's filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward- looking statements to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. Results Unaudited The results in this document, together with the adjustments made to present the results on a comparable basis, have not been audited and are based on internal financial data furnished to management. Quarterly results should not be taken as an indication of the results of operations to be reported for any subsequent period or for the full fiscal year. Presentation This document presents the Company's four business segments Engineered Materials, Acetate Tow, Industrial Specialties and Acetyl Intermediates, with one subtotal reflecting our core, the Acetyl Chain, which is based on similarities among customers, business models and technical processes. The Acetyl Chain includes the Company's Industrial Specialties segment and Acetyl Intermediates segment. Non-GAAP Financial Measures This presentation, and statements made in connection with this presentation, refer to non-GAAP financial measures. For more information on the non-GAAP financial measures used by the Company, including the most directly comparable GAAP financial measure for each non-GAAP financial measures used, including definitions and reconciliations of the differences between such non-GAAP financial measures and the comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, www.celanese.com, under Investor Relations/Financial Information/Non-GAAP Financial Measures. © Celanese Celanese Corporation 2

Recent Highlights • Initiated the closure of the acetate tow manufacturing unit in Ocotlán, Jalisco, Mexico. The consolidation will strengthen competitive positioning, reduce costs, and align production capacities with anticipated industry demand. • Commercialized 733 Engineered Materials projects in the second quarter of 2018, a 34 percent increase over the second quarter of last year. • Launched the “Regulated Product” (RP) acetate tow category with an increased level of regulatory support, for United States grades used in tobacco products. • Generated record free cash flow of $500 million in the quarter on underlying earnings growth and strong accounts receivable and inventory performance. • Signed a Letter of Intent with Chengzhi to sell the Nanjing ethanol unit to Chengzhi and advance the use of acetic acid-based ethanol. © Celanese Celanese Corporation 3

Opportunity Pipeline Examples Automotive Retainers & Fasteners Surgical Instruments • Higher engine temperatures and repeated heating and • Miniaturization and portability trends in healthcare cooling challenge the durability of traditional materials necessitate multi-functional design materials • Celanese POM and PPS polymers provide excellent • Celanese MT® polymers feature mechanical strength dimensional stability under variable temperatures along and dimensional stability along with sterilization with strong chemical and corrosion resistance compatibility and color pigmentation technology • No required moisture conditioning means improved • Unparalleled quality with extensive design and regulatory productivity and cycle times over current materials support minimizes customer risk © Celanese Celanese Corporation 4

Celanese Corporation Q2 2018 Highlights Q2 Performance Factors Affecting Net Sales Net sales (in millions) Total segment income margin 24% $2,000 $1,851 $1,844 30% 20% $1,510 16% $1,500 25.6% 26.6% 12% 21.6% 20% 8% $1,000 4% 10% 0% $500 -4% $0 0% Volume Price Currency Other Total Q2 2017 Q1 2018 Q2 2018 QoQ* YoY* GAAP Adjusted • Highest ever adjusted earnings per share of $2.90 Diluted EPS EPS • Net sales of $1.8 billion, a 22% increase year over year Q2 2018 $2.52 $2.90 • Adjusted EBIT of $491 million and adjusted EBIT margin of 26.6%, Q1 2018 $2.68 $2.79 both all-time records Q2 2017 $1.72 $1.79 • Operating cash flow of $585 million • Record free cash flow of $500 million *QoQ represents Q2 2018 as compared to Q1 2018; YoY represents Q2 2018 as compared to Q2 2017. © Celanese Celanese Corporation 5

Engineered Materials Q2 Performance Factors Affecting Net Sales Net sales (in millions) Total segment income margin $800 22% $665 $664 40% 17% $600 $546 12% $400 27.5% 27.4% 26.4% 7% 20% $200 2% -3% $0 0% Volume Price Currency Other Total Q2 2017 Q1 2018 Q2 2018 QoQ YoY QoQ Segment income highlights YoY Segment income highlights • Pricing expansion on improved product mix • Higher volume within base business driven by project • Margin dilution primarily due to acquisitions launches and pipeline growth and net sales generated from acquisitions. • Margin dilution primarily due to acquisitions, higher supply chain costs, inflation, and energy costs. © Celanese Celanese Corporation 6

Acetate Tow Q2 Performance Factors Affecting Net Sales Net sales (in millions) Total segment income margin 5% $200 60% $163 $168 $162 46.4% 47.5% 43.6% 40% 0% $100 20% -5% $0 0% Volume Price Currency Other Total Q2 2017 Q1 2018 Q2 2018 QoQ YoY QoQ Segment income highlights YoY Segment income highlights • Lower volume due to secular decline in demand • Lower volume and price for the tow product line due to • Slightly higher affiliate earnings mainly due to the timing lower industry utilization rates partially offset by of dividend payments productivity and product mix • Higher affiliate earnings mainly due to the timing of dividend payments © Celanese Celanese Corporation 7

Acetyl Chain Q2 Performance Factors Affecting Net Sales Net sales (in millions) Total core income margin 30% $1,200 $1,051 $1,049 30% 25% $1,000 20% $826 26.4% $800 24.1% 20% 15% $600 10% 16.0% $400 10% 5% 0% $200 -5% $0 0% Volume Price Currency Other Total Q2 2017 Q1 2018 Q2 2018 QoQ YoY QoQ Core income highlights YoY Core income highlights • Pricing expanded, mainly in acetic acid and VAM, driven • Pricing expanded due to higher industry utilization rates, by improving acetyls fundamentals and commercial which allowed a higher number of network activations. actions. • Volume growth supported by demand growth across products and regions. © Celanese Celanese Corporation 8

Cash Flow Free Cash Flow Q2 2018 (in millions) $585 • Operating cash flow of $585 million $600 $500 • Highest ever free cash flow of $500 million; $500 expect in excess of $1 billion for the year $400 $349 $283 $285 $298 • Net capital expenditures of $79 million; $300 $240 $193 expect 2018 to be $325-350 million $200 $100 $0 Q2 2015 Q2 2016 Q2 2017 Q2 2018 Cash flow from operations Free cash flow On pace to exceed the 2016-2018 free cash flow target of $2.5 billion © Celanese Celanese Corporation 9

Returning Cash to Shareholders Dividend Payout and Share Repurchases Share Repurchases • Deployed $100 million in Q2 2018 to $800 $741 $701 $700 repurchase ~0.9 million shares $594 $600 • Plan to repurchase ~$1.0 billion worth of $500 shares over 3-year period through 2020 $394 $400 Dividend $300 $247 $236 $200 • Returned $73 million to shareholders in $88 $100 dividends in Q2 2018 $0 2012 2013 2014 2015 2016 2017 YTD 2018* Dividend Share Repurchases $3.0 billion returned to shareholders since 2012 via dividends and share repurchases *YTD Year-to-date as of June 30, 2018 © Celanese Celanese Corporation 10